UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2011

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

FiberTower Corporation’s (the “Company”) 2011 Annual Meeting of Stockholders (the “Annual Meeting”) was held Thursday, June 2, 2011.  At the Annual Meeting, five items were submitted to stockholders for vote: (i) the election of two nominees to serve as Class II Directors on the board of directors of the Company (the “Board”) during 2011 and until the Annual Meeting of Stockholders in 2014 or until their respective successors have been duly elected and qualified, (ii) the amendment of the Company’s Amended and Restated Certificate of Incorporation to authorize a class of ten million (10,000,000) shares of preferred stock, (iii) the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011,  (iv) an advisory (non-binding) vote on executive compensation, and (v) an advisory (non-binding) vote on the frequency of future stockholder advisory votes on executive compensation.  There were no solicitations in opposition to the Board’s solicitations.  Out of a total of 49,647,405 shares outstanding and entitled to vote, 44,035,047 shares (88.7%) were present at the meeting in person or by proxy.

Election of Directors

There were two nominees for election to serve as Class II Directors the Company. Each of the nominees for election to the Board was a director of the Company at the time of the Annual Meeting. The final results of the voting with respect to each nominee to the Board were as follows:

Nominee	For	Withheld	Broker Non-Votes
John K. Braniff	35,199,821	564,393	8,270,833
Philip M. Kelley	34,531,770	1,232,444	8,270,833

Amendment of the Certificate of Incorporation

The final results of the voting with respect to the amendment of the Company’s Amended and Restated Certificate of Incorporation to authorize a class of ten million (10,000,000) shares of preferred stock were as follows:

For	Against	Abstain	Broker Non-Votes
30,406,798	5,353,634	3,782	8,270,833

Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2011

The final results of the voting with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
43,787,313	242,667	5,067	0

Advisory Resolution Approving Executive Compensation

The final results of the voting with respect to the advisory (non-binding) resolution approving executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
35,112,935	643,678	7,601	8,270,833

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The final results of the voting with respect to the advisory (non-binding) vote on the frequency of future stockholder advisory votes on executive compensation were as follows:

For 3 Years	For 2 Years	For 1 Year	Abstain	Broker Non- Votes
13,556,601	22,938	22,168,783	15,892	8,270,833

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: June 3, 2011	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer